Exhibit 10.29

MM/DD/YYYY

Fiscal 202_

Annual Executive Short Term Incentive Plan (STIP)

[Last Name], [First Name] - TARGETS

Below is a summary of your compensation targets for FY 202_.

Annual Base	$________
STIP Target % Base	__%
STIP Target $	$________
Total Cash @ Target	$________

STIP is designed to provide incentive payouts based on the attainment of stated financial performance targets over the fiscal year. The STIP award incorporates both an earnings (EBITDA) and return on assets (Adjusted ROA) component. For Corporate employees, 50% of the award is allocated to corporate EBITDA and 50% is allocated to corporate Adjusted ROA. For business segment employees, 20% of the award is allocated to corporate EBITDA, 50% is allocated to business segment EBITDA, and 30% is allocated to business segment Adjusted ROA. The table below details the threshold, target and maximum performance levels for each of these metrics for the performance period of June 1, 202_ to May 31, 202_.

Performance Metric	Weighting	Threshold	Target	Maximum

Corporate EBITDA	__%	$______	$______	$______
Corporate Adjusted ROA	__%	__%	__%	__%
Segment Adjusted ROA	__%	__%	__%	__%
Segment EBITDA	__%	$______	$______	$______

Performance Metrics in 000's except for Adj. ROA

Notes: For full description of all plan rules and governance, please refer to the plan document.

1)
To align with Corporate strategy, targets are determined using growth over prior year adjusted results.
2)
For Adjusted ROA, Capex projects over $10M will be adjusted out of the metric.
3)
Business unit results shall be calculated excluding restructuring changes and other unusual or non-recurring items.
4)
Calculation of the financial results and attainment of performance metric will be made solely by the Committee based upon the applicable financial statements. The Committee has the right to make changes and adjustments in calculating the performance measures to take into account unusual or non-recurring events.

If you have any questions, please contact --------------------------------.